Exhibit 99.3 Reconciliation of Adjusted income (loss) from continuing operations

	As reported Quarter Ended December 31, 2016		As Adjusted Quarter Ended December 31, 2016	As reported Quarter Ended September 30, 2016		As adjusted Quarter Ended September 30, 2016	As reported Quarter Ended December 31, 2015		As adjusted Quarter Ended December 31, 2015
		Adjustments			Adjustments			Adjustments
Net sales	$550.0		$550.0	$596.4		$596.4	$462.9		$462.9
Operating costs and expenses:
Cost of sales	422.8		422.8	442.6		442.6	395.3		395.3
Depreciation and amortization	26.8		26.8	29.6		29.6	24.0		24.0
Selling and administrative	47.8		47.8	47.0		47.0	37.9	—	37.9
(Gain) loss on sale or impairment of long lived assets, net	(9.4)	9.4	—	0.3	(0.3)	—	0.6	(0.6)	—
Other operating credits and charges, net	6.0	(6.0)	—	—	—	—	3.7	(3.7)	—
Total operating costs and expenses	494.0		497.4	519.5		519.2	461.5		457.2
Income from operations	56.0		52.6	76.9		77.2	1.4		5.7
Non-operating income (expense):
Interest expense, net of capitalized interest	(5.8)	0.3	(5.5)	(9.0)	1.0	(8.0)	(8.1)	—	(8.1)
Investment income	1.8		1.8	2.5		2.5	1.5		1.5
Other non-operating items	(3.4)	4.1	0.7	(13.7)	13.2	(0.5)	0.2		0.2
Total non-operating income (expense)	(7.4)		(3.0)	(20.2)		(6.0)	(6.4)		(6.4)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	48.6		49.6	56.7		71.2	(5.0)		(0.7)
Provision (benefit) for income taxes	6.7	(6.7)	—	(7.5)	7.5	—	5.0	(5.0)	—
"Normalized" tax rate @ 35%	—	17.6	17.6	—	25.4	25.4		0.4	0.4
Equity in income of unconsolidated affiliates	(0.8)		(0.8)	(1.4)		(1.4)	(2.6)	0.7	(1.9)
Income (loss) from continuing operations	42.7		32.8	65.6		47.2	(7.4)		0.8
Loss from discontinued operations before tax	(0.8)		(0.8)	—		—	(0.3)		(0.3)
Benefit for income taxes	(0.3)		(0.3)	—		—	(0.1)		(0.1)
Loss from discontinued operations	(0.5)		(0.5)	—		—	(0.2)		(0.2)
Net income (loss)	$42.2		$32.3	$65.6		$47.2	$(7.6)		$0.6

Net income (loss) per share of common stock (basic):
Income (loss) per share from continuing operations	$0.30		$0.23	$0.46		$0.33	$(0.05)		$0.01
Loss from discontinued operations	(0.01)		—	—		—	—		—
Net Income (loss) per share - basic	$0.29		$0.23	$0.46		$0.33	$(0.05)		$0.01

Net income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.29		$0.23	$0.45		$0.32	$(0.05)		$0.01
Loss from discontinued operations	—		—	—		—	—		—
Net Income (loss) per share	$0.29		$0.23	$0.45		$0.32	$(0.05)		$0.01

Average shares of stock outstanding - basic	143.7		143.7	143.7		143.7	142.7		142.7
Average shares of stock outstanding - diluted	145.5		145.5	145.4		145.4	142.7		142.7

	As Reported Year Ended December 31, 2016		As Adjusted Year Ended December 31, 2016	As Reported Year Ended December 31, 2015		As Adjusted Year Ended December 31, 2015
		Adjustments			Adjustments
Net sales	$2,233.4		$2,233.4	$1,892.5		$1,892.5
Operating costs and expenses:
Cost of sales	1,724.0		1,724.0	1,682.7		1,682.7
Depreciation and amortization	112.8		112.8	101.9		101.9
Selling and administrative	183.6		183.6	152.8		152.8
(Gain) Loss on sale or impairment of long-lived assets, net	(8.4)	8.4	—	2.1	(2.1)	—
Other operating credits and charges, net	17.4	(17.4)	—	16.3	(16.3)	—
Total operating costs and expenses	2,029.4		2,020.4	1,955.8		1,937.4
Income (loss) from operations	204.0		213.0	(63.3)		(44.9)
Non-operating income (expense):
Interest expense, net of capitalized interest	(32.1)	2.8	(29.3)	(31.2)		(31.2)
Investment income	8.2		8.2	4.4		4.4
Other non-operating items	(15.2)	17.3	2.1	(5.3)		(5.3)
Total non-operating income (expense)	(39.1)		(19.0)	(32.1)		(32.1)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	164.9		194.0	(95.4)		(77.0)
Provision (benefit) for income taxes	19.8	(19.8)	—	(2.7)	2.7	—
"Normalized" tax rate @ 35%	—	69.7	69.7	—	(24.9)	(24.9)
Equity in income of unconsolidated affiliates	(5.2)	—	(5.2)	(6.7)	0.7	(6.0)
Income (loss) from continuing operations	150.3		129.5	(86.0)		(46.1)
Loss from discontinued operations before taxes	(0.8)		(0.8)	(3.2)		(3.2)
Benefit for income taxes	(0.3)		(0.3)	(1.1)		(1.1)
Loss from discontinued operations	(0.5)		(0.5)	(2.1)		(2.1)
Net income (loss)	$149.8		$129.0	$(88.1)		$(48.2)

Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$1.05		$0.90	$(0.60)		$(0.32)
Loss from discontinued operations	(0.01)		—	(0.02)		(0.02)
Net income (loss) per share	$1.04		$0.90	$(0.62)		$(0.34)

Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$1.03		$0.89	$(0.60)		$(0.32)
Loss from discontinued operations	—		—	(0.02)		(0.02)
Net income (loss) per share	$1.03		$0.89	$(0.62)		$(0.34)

Average shares of stock outstanding - basic	143.4		143.4	142.4		142.4
Average shares of stock outstanding - diluted	145.3		145.3	142.4		142.4